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                                   ICICI Bank
                               ICICI Bank Limited
                  (Incorporated under the Companies Act, 1956)
       Registered Office: Landmark, Race Course Circle, Vadodara 390 007



                               SHARE CERTIFICATE

THIS IS TO CERTIFY that the person(s) named in this Certificate is/are the Registered Holder(s) of the within-mentioned shares of Rupees Ten each bearing the distinctive numbers herein specified in the above Company subject to the Memorandum and Articles of Association of the Company and that the sum of Rupees Ten only has been paid up on each of the said shares.

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                          EQUITY SHARES EACH OF Rs. 10
                        AMOUNT PAID UP PER SHARE Rs. 10
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     Folio No.                               Certificate No.

     Name(s) of Holder(s)


     No. of Shares




     Distinctive Nos.

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GIVEN under the Common Seal of the Company this






                                                        Director        Director



                                                          Authorised Signatory



STAMP DUTY PAID IN CONSOLIDATED AMOUNT
Note: No transfer of the above mentioned shares will be registered unless accompanied by this Certificate.

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             MEMORANDUM OF TRANSFERS OF SHARE(S) MENTIONED OVERLEAF

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        TRANSFER     REGISTERED                                                   AUTHORISED
DATE     NUMBER        FOLIO        NAME(S) OF THE TRANSFEREE(S)     INITIALS      SIGNATORY
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